EXHIBIT 32

CERTIFICATION PURSUANT
TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Amendment No. 2 to the Quarterly Report on Form 10-Q/A, (the "Report") of Riot Blockchain, Inc. (the "Company") for the quarter ended September 30, 2018, each of the undersigned Jeffrey G. McGonegal and Robby Chang, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned's knowledge and belief:

(1)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 6, 2019
/s/ Jeffrey G. McGonegal
Jeffrey G. McGonegal, Chief Executive Officer (Principal Executive Officer)
March 6, 2019
/s/ Robby Chang
Robby Chang, Chief Financial Officer (Principal Financial and Accounting Officer)